Independence Contract Drilling, Inc.
as the Company and issuer,

THE GUARANTORS PARTY HERETO,

as Guarantors,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

________________________________

SECOND SUPPLEMENTAL INDENTURE

________________________________

Dated as of February 24, 2023

________________________________

Floating Rate Convertible Senior Secured PIK Toggle Notes due 2026

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This SECOND SUPPLEMENTAL INDENTURE, dated as of February 24, 2023 (this “Second Supplemental Indenture”), is by and among Independence Contract Drilling, Inc., a Delaware corporation, as issuer (the “Company”), the Guarantor named on the signature page hereto, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the “Trustee”).

WHEREAS, the Company, the Guarantor, the Trustee and the Collateral Agent have executed and delivered an indenture, dated as of March 18, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, including without limitation the First Supplemental Indenture, dated July 21, 2022, the “Indenture”), providing for the issuance of Floating Rate Convertible Senior Secured PIK Toggle Notes due 2026 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides for the amendment and supplement of the Indenture with the consent of each affected Holder with respect to the matters set forth therein, and the Holders of all of the outstanding Notes have consented to the execution and delivery of this Supplemental Indenture; and

WHEREAS, pursuant to Section 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantor, and the Trustee mutually covenant and agree as follows:

(1)Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
(2)Reference to and Effect on Indenture. Upon the date hereof, each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” shall mean and be a reference to the Indenture as supplemented by this Second Supplemental Indenture, unless the context requires otherwise. This Second Supplemental Indenture shall form a part of the Indenture for all purposes.
(3)Amendment to Definition of Redemption Multiplier. The definition of Redemption Multiplier in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

“Redemption Multiplier” means, with respect to any Redemption Date, 108.0%.”

(4)Amendment to Schedule 3.08. Schedule 3.08 of the Indenture is hereby amended by:
a.replacing the first paragraph at the outset of Schedule 3.08 with the following:

Deliver to Trustee, with copies to each Holder, or otherwise cause or facilitate, each of the financial statements, reports, or other items set forth below at the following times in form and substance reasonably satisfactory to Trustee and the Holders:

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and

b.adding the following new paragraph (x) to the end of such Schedule:

“(x) in light of the Holders’ various consent and approval rights set forth in the Indenture, including, but not limited to, approval of Capex Adjustments and related capital and operating budgets, (i) any other information requested by a Holder relating to the Note Parties or their Subsidiaries that such Holder reasonably believes is necessary to consider such consents and approvals, including, but not be limited to, financial and business materials provided to the Board of Directors and (ii) on a quarterly basis as and if requested by the Holder, meetings with senior management to discuss the business and financial affairs of the Company, which meetings may include members of the Board of Directors as directed by the Company or reasonably requested by the Holders (it being understood that such meeting requests by the Holder may be satisfied, in lieu of a separate meeting, by invitation of the Company for a Holder representative to attend quarterly meetings of the Board of Directors on an observer basis); provided that (a) the rights set forth in this clause (x) shall only apply to Holders who individually hold at least 25% of the principal amount of Notes and such Notes represent, on an as-converted basis, at least 20% of the Company’s fully-diluted outstanding shares of Common Stock and (b) with respect to, and as a condition of, the Company providing material non-public information under this clause (x), the Company may require (and such Holder agrees), that (1) the Holder shall abide by any trading “blackout” periods and trading windows implemented by the Company with respect to management and the Board of Directors, and (2) such Holder shall enter into any other confidentiality agreements reasonably requested by the Company.  Nothing herein shall be deemed to require the Company or the Board of Directors to share any information that could reasonably be expected by the Company (based upon the advice of outside counsel) to result in a conflict of interest by the Holder with respect to the Company or a breach of the exercise of the Board of Directors’ fiduciary duties.”

(5)Amendment to Section 14.01 Notices. Section 14.01 of the Indenture is hereby by amended by adding the following new paragraph to the end of such Section 14.01:

“Notwithstanding anything contained in Section 14.01 or this Indenture to the contrary, any Holder, by written notice to both the Company and the Trustee, may elect to receive notice and communications hereunder by electronic transmission to the electronic mail address contained in such written notice.  Following notice of such election by a Holder and until revoked in writing by such Holder delivered to the Trustee and the Company, all notices, approvals, consents, requests and any communications hereunder to such Holder shall be delivered by electronic transmission to the electronic mail address contained in such written notice.  Any such notice or communication by electronic transmission shall be deemed delivered to such Holder on the date sent (if sent during normal business hours) or, if not sent during normal business hours, then on the next Business Day).  To the extent that any notice given by means of electronic transmission is returned or undeliverable for

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any reason, the foregoing consent shall be deemed to have been revoked in respect of the party giving such notice until a new or corrected electronic mail address has been provided by such Holder to such party, and such attempted electronic notice shall be ineffective and deemed to not have been given.”

(6)Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND SUPPLEMENTAL INDENTURE, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(7)Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy, which may be delivered by facsimile or PDF transmission, shall be an original, but all of them together represent the same agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) will constitute effective execution and delivery of this Second Supplemental Indenture as to the other parties hereto will be deemed to be their original signatures for all purposes. The Company agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications to Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.
(8)Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
(9)The Trustee and Collateral Agent. Neither the Trustee nor the Collateral Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantor.
(10)Successors. All agreements of the Company and the Guarantor in this Second Supplemental Indenture shall bind their respective successors, except as otherwise provided in this Second Supplemental Indenture. All agreements of the Trustee in this Second Supplemental Indenture shall bind its successors.
(11)Necessary Actions. Each of the Issuer and the Guarantor hereby represents and warrants that all actions necessary to give effect to this Second Supplemental Indenture have been taken.
(12)Effectiveness of Supplemental Indenture. This Second Supplemental Indenture shall become effective immediately upon its execution and delivery by the Company, the Guarantors and the Trustee.

[Signature pages follow.]

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SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed, all as of the date first above written.

Company Independence Contract Drilling, Inc.
By:	/s/ Philip A. Choyce
Name:Philip A. Choyce Title:Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Guarantor
Sidewinder Drilling, LLC, as Guarantor
By:	/s/ Philip A. Choyce
Name:Philip A. Choyce Title:Executive Vice President, Chief Financial Officer, Treasurer and Secretary

[Signature Page to ICD Second Supplemental Indenture]

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TRUSTEE:

U.S. Bank Trust Company, National Association, as Trustee

By:_/s/ Brian T. Jensen
Name: Brian T. Jensen
Title: Vice President

[Signature Page to ICD Second Supplemental Indenture]

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